                                                                   EXHIBIT 10.24



THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                 TELOCITY, INC.
                             IMMEDIATELY EXERCISABLE
                       NONSTATUTORY STOCK OPTION AGREEMENT

         THIS IMMEDIATELY EXERCISABLE NONSTATUTORY STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of the Date of Option Grant by and between Telocity, Inc. and __________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the Telocity, Inc. 1998 Stock Option Plan (the "Plan") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION"). The Option shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference.

         1. DEFINITIONS AND CONSTRUCTION.

                  1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:

                           (a) "DATE OF OPTION GRANT" means
____________________, 199__.

                           (b) "NUMBER OF OPTION SHARES" means _________ shares
of Stock, as adjusted from time to time pursuant to Section 9.

                           (c) "EXERCISE PRICE" means $ _______ per share of
Stock, as adjusted from time to time pursuant to Section 9.

                           (d) "INITIAL EXERCISE DATE" means the later of the
Date of Option Grant or the date the Optionee's Service commences.

                           (e) "INITIAL VESTING DATE" means ___________________.

                           (f) "VESTED PERCENTAGE" means, on any relevant date,
the percentage determined as follows:

                                                                                  Vested Percentage
                                                                                  -----------------
                                    Prior to Initial Vesting Date                            0%

                                    On Initial Vesting Date, provided
                                    the Optionee's Service has not terminated
                                    prior to such date                                 _______%

                                    Plus:

                                    For each full month of the Optionee's
                                    continuous Service from the Initial Vesting
                                    Date until the Vested Percentage equals
                                    100%, an additional                                _______%

                           (g) "OPTION EXPIRATION DATE" means the date ten (10)
years after the Date of Option Grant.

                  1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2. TAX CONSEQUENCES.

                  2.1 TAX STATUS OF OPTION. This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

                  2.2 ELECTION UNDER SECTION 83(b) OF THE CODE. If the Optionee exercises this Option to purchase shares of Stock that are both nontransferable and subject to a substantial risk of forfeiture, the Optionee understands that the Optionee should consult with the Optionee's tax advisor regarding the advisability of filing with the Internal Revenue Service an election under
Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which the Optionee exercises the Option. Shares acquired upon exercise of the Option are nontransferable and subject to a substantial risk of forfeiture if, for example, (a) they are unvested and are subject to a right of the Company to repurchase such shares at the Optionee's original purchase price if the Optionee's Service terminates, (b) the Optionee is an Insider and, under certain circumstances, exercises the Option within six (6) months of the Date of Option Grant (if a class of equity security of the Company is registered under Section 12 of the Exchange Act), or (c) the Optionee is subject to a restriction on transfer to comply with "Pooling-of-Interests Accounting" rules. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Optionee. The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to the Optionee of the exercise of the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH THE OPTIONEE PURCHASES SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE OPTIONEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE OPTIONEE'S SOLE RESPONSIBILITY, EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

         3. ADMINISTRATION.

                  All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4. EXERCISE OF THE OPTION.

                  4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in Section 11 and Section 12.

                  4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and (ii) an executed copy, if required herein, of the then current form of escrow agreement referenced below. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreement.

                  4.3 PAYMENT OF EXERCISE PRICE.

                           (a) FORMS OF CONSIDERATION AUTHORIZED. Except as
otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                           (b) TENDER OF STOCK. Notwithstanding the foregoing,
the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender, or attestation to the ownership, of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                           (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means
the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

                  4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

                  4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

                  4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. NONTRANSFERABILITY OF THE OPTION.

                  The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6. TERMINATION OF THE OPTION.

                  The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in
Section 8.

         7. EFFECT OF TERMINATION OF SERVICE.

                  7.1 OPTION EXERCISABILITY.

                           (a) DISABILITY. If the Optionee's Service with the
Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                           (b) DEATH. If the Optionee's Service with the
Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within one
(1) month after the Optionee's termination of Service.

                           (c) OTHER TERMINATION OF SERVICE. If the Optionee's
Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within one (1) month (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                  7.2 ADDITIONAL LIMITATIONS ON OPTION EXERCISE. Notwithstanding the provisions of Section 7.1, the Option may not be exercised after the Optionee's termination of Service to the extent that the shares to be acquired upon exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in Section 11.

                  7.3 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until one (1) month after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                  7.4 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

         8. CHANGE IN CONTROL.

                  8.1 DEFINITIONS.

                           (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to
have occurred if any of the following occurs with respect to the Company:

                                    (i) the direct or indirect sale or exchange
in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                    (ii) a merger or consolidation in which the
Company is a party; or

                                    (iii) the sale, exchange, or transfer of all
or substantially all of the assets of the Company; or

                                    (iv) a liquidation or dissolution of the
Company.

                           (b) A "CHANGE IN CONTROL" shall mean an Ownership
Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                  8.2 EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in
Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

         9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

                  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10. RIGHTS AS A SHAREHOLDER, EMPLOYEE OR CONSULTANT.

                  The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         11. UNVESTED SHARE REPURCHASE OPTION.

                  11.1 GRANT OF UNVESTED SHARE REPURCHASE OPTION. In the event the Optionee's Service with the Participating Company Group is terminated for any reason or no reason, with or without cause, or, if the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event) any shares acquired upon exercise of the Option which exceed the Vested Shares as defined in Section 11.2 below (the "UNVESTED SHARES"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 11 (the "UNVESTED SHARE REPURCHASE Option").

                  11.2 VESTED SHARES AND UNVESTED SHARES DEFINED. The "VESTED SHARES" shall mean, on any given date, a number of shares of Stock equal to the Number of Option Shares multiplied by the Vested Percentage determined as of such date and rounded down to the nearest whole share. On such given date, the "UNVESTED SHARES" shall mean the number of shares of Stock acquired upon exercise of the Option which exceed the Vested Shares determined as of such date.

                  11.3 EXERCISE OF UNVESTED SHARE REPURCHASE OPTION. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (a) termination of the Optionee's Service (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

                  11.4 PAYMENT FOR SHARES AND RETURN OF SHARES TO COMPANY. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to Section 9 (the "REPURCHASE PRICE"). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of the written notice to the Optionee of the Company's exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any purchase money indebtedness of the Optionee to any Participating Company for the shares shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

                  11.5 ASSIGNMENT OF UNVESTED SHARE REPURCHASE OPTION. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

                  11.6 OWNERSHIP CHANGE EVENT. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms "Stock" and "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event. While the aggregate Repurchase Price shall remain the same after such Ownership Change Event, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change Event shall be adjusted as appropriate. For purposes of determining the Vested Percentage following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.

         12. RIGHT OF FIRST REFUSAL.

                  12.1 GRANT OF RIGHT OF FIRST REFUSAL. Except as provided in
Section 12.7 below, in the event the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the "TRANSFER SHARES") to any person or entity, including, without limitation, any shareholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 12 (the "RIGHT OF FIRST REFUSAL").

                  12.2 NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of the Transfer Shares, the Optionee shall deliver written notice (the "TRANSFER NOTICE") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "PROPOSED TRANSFEREE") and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

                  12.3 BONA FIDE TRANSFER. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this Section 12, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

                  12.4 EXERCISE OF RIGHT OF FIRST REFUSAL. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                  12.5 FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in Section 12.4 above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 12.

                  12.6 TRANSFEREES OF TRANSFER SHARES. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 12 are met.

                  12.7 TRANSFERS NOT SUBJECT TO RIGHT OF FIRST REFUSAL. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 12.9 below result in a termination of the Right of First Refusal.

                  12.8 ASSIGNMENT OF RIGHT OF FIRST REFUSAL. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

                  12.9 EARLY TERMINATION OF RIGHT OF FIRST REFUSAL. The other provisions of this Option Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A "PUBLIC MARKET" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange
Act) or (ii) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

         13. ESCROW.

                  13.1 ESTABLISHMENT OF ESCROW. To ensure that shares subject to the Unvested Share Repurchase Option will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. Upon the occurrence of an Ownership Change Event or a change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change Event or change described in Section 9, subject to the Unvested Share Repurchase Option shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.

                  13.2 DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after the expiration of the Unvested Share Repurchase Option, but not more frequently than twice each calendar year, the escrow agent shall deliver to the Optionee the shares and any other property no longer subject to such restrictions and no longer securing any promissory note.

                  13.3 NOTICES AND PAYMENTS. In the event the shares and any other property held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         14. STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT.

                  If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal with the same force and effect as the shares subject to the Unvested Share Repurchase Option and the Right of First Refusal immediately before such event.

         15. LEGENDS.

                  The Company may at any time place legends referencing the Unvested Share Repurchase Option, the Right of First Refusal, and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

                  15.1 "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  15.2 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S

PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                  15.3 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

         16. PUBLIC OFFERING.

                  The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Optionee shall be subject to this Section provided and only if the officers and directors of the Company are also subject to similar arrangements.

         17. RESTRICTIONS ON TRANSFER OF SHARES.

                  No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

         18. BINDING EFFECT.

                  Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         19. TERMINATION OR AMENDMENT.

                  The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

         20. NOTICES.

                  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

         21. INTEGRATED AGREEMENT.

                  This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and therein and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         22. APPLICABLE LAW.

                  This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                       TELOCITY, INC.



                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------
                                       Address:  10355 North DeAnza Boulevard
                                                 Cupertino, California 95014


         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in Section 11 and the Right of First Refusal set forth in
Section 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.

                                       OPTIONEE


Date:
     ---------------------------       -----------------------------------------

                                       Optionee Address:


                                       -----------------------------------------

                                       -----------------------------------------

                                             Optionee: ________________________

                                             Date: ____________________________




                             IMMEDIATELY EXERCISABLE
                            NONSTATUTORY STOCK OPTION
                                 EXERCISE NOTICE


Telocity, Inc.
Attention: Contracts Manager
10355 North DeAnza Boulevard
Cupertino, California 95014

Ladies and Gentlemen:

         1. Exercise of Option. I was granted a nonstatutory stock option (the "OPTION") to purchase shares of the common stock of Telocity, Inc. (the "COMPANY") pursuant to the Company's 1998 Stock Option Plan (the "PLAN") and my Immediately Exercisable Nonstatutory Stock Option Agreement dated __________________, 19___ (the "OPTION AGREEMENT"). I hereby elect to exercise the Option as to a total of __________________ shares of the common stock of the Company (the "SHARES"), of which ________________ are Vested Shares and ______________ are Unvested Shares as determined in accordance with the Option Agreement.

         2. Payments. Enclosed herewith is full payment in the aggregate amount of $_____________ (representing $_______ per share) for the Shares in the manner set forth in the Option Agreement. I authorize payroll withholding and otherwise will make adequate provision for foreign, federal, state and local tax withholding obligations of the Company, if any.

         3. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Unvested Share Repurchase Option and the Right of First Refusal set forth therein, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the my heirs, executors, administrators, successors and assigns. I agree to deposit the certificate or certificates evidencing the Shares, along with a blank stock assignment separate from certificate executed by me, with an escrow agent designated by the Company, to be held by such escrow agent pursuant to the Company's standard Joint Escrow Instructions, an executed copy of which I have delivered herewith.

         4. Transfer. I am aware that Rule 144, promulgated under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

         My address is:_________________________________________________________

                       _________________________________________________________

         My Social Security Number is:__________________________________________

         5. Election Under Section 83(b) of the Code. I understand and acknowledge that if I am exercising the Option to purchase Unvested Shares (i.e., shares that remain subject to the Company's Unvested Share Repurchase Option), that I should consult with my tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which I exercise the Option. I acknowledge that I have been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to me of exercising the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH I PURCHASE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. I ACKNOWLEDGE THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS MY SOLE RESPONSIBILITY, EVEN IF I REQUEST THE COMPANY OR ITS REPRESENTATIVES TO FILE SUCH ELECTION ON MY BEHALF.

         I understand that I am purchasing the Shares pursuant to the terms of the Plan and my Option Agreement, copies of which I have received and carefully read and understand.


                                       Very truly yours,


                                       _________________________________________


Receipt of the above is hereby acknowledged.

TELOCITY, INC.

By:__________________________________

Title:_______________________________

Dated:_______________________________

                                                               November 17, 1999


                             [Telocity Letterhead]


Telocity Optionee
c/o Telocity, Inc.
10355 North DeAnza Boulevard
Cupertino, CA 95014

         RE: SECTION 83(b) ELECTION UPON EXERCISE OF NONSTATUTORY STOCK OPTION FOR UNVESTED SHARES

Dear Optionee:

         If you elect to exercise your nonstatutory stock option to purchase unvested shares of the company's stock that will vest over time, the income tax consequences of your option exercise are quite complex, and we strongly urge you to consult with a tax advisor knowledgeable regarding your financial circumstances and nonstatutory stock options. Telocity Inc. cannot advise you regarding tax matters.

         As described in the attached memorandum prepared by our legal counsel, you may derive significant tax benefits by filing with the Internal Revenue Service an election under Section 83(b) of the Internal Revenue Code (a "Section 83(b) Election). However, if you wish to make a Section 83(b) Election, it must be filed with the IRS within 30 days of the date on which you exercised your option. SINCE THE DUE DATE IS THIRTY DAYS FROM THE EXERCISE DATE, IF YOU EXERCISE YOUR OPTIONS, YOUR PROMPT ATTENTION TO THIS MATTER IS REQUIRED.

         Please review the attached memorandum. If you decide to file a Section 83(b) Election, a form of Section 83(b) Election is enclosed for your convenience. However, the timely filing of a Section 83(b) Election is solely your responsibility. Please follow the filing instructions contained in the memorandum.

         We strongly recommend that you consult with your personal tax or financial advisor to determine whether filing a Section 83(b) Election is appropriate for you.



                                       Very truly yours,

                                       TELOCITY, INC.


                                       By: /s/ MICHAEL GALLO
                                           ----------------------------------



Enclosures

                          GRAY CARY WARE & FREIDENRICH

                                   MEMORANDUM



TO:               Optionees under the Telocity, Inc. 1998 Stock Option Plan
FROM:             Gray Cary Ware & Freidenrich
DATE:             September 1, 1998
RE:               Election Under Section 83(b) of the Internal Revenue Code Upon
                  Exercise of Nonstatutory Stock Option to Purchase Unvested
                  Shares
--------------------------------------------------------------------------------

         As counsel to Telocity, Inc. (the "Company"), we have been asked to prepare this memorandum to alert optionees exercising a nonstatutory stock option to purchase shares subject to the Unvested Share Repurchase Option of the potential application of an election under Section 83(b) (a "Section 83(b) Election") of the Internal Revenue Code of 1986 and a similar section of the California Revenue and Taxation Code (collectively referred to as "Section 83"). AN OPTIONEE WHO WISHES TO MAKE A SECTION 83(b) ELECTION MUST MAKE SUCH ELECTION WITHIN THIRTY (30) DAYS OF THE DATE ON WHICH THE UNVESTED SHARES WERE ACQUIRED. ACCORDINGLY, PROMPT ATTENTION TO THIS MATTER IS REQUIRED.

         This information is intended to be a general summary of the issues involved for federal income tax purposes as of the date set forth above. An optionee's particular circumstances may result in consequences different from those described. In addition, the application of state, local, and foreign tax consequences is beyond the scope of this memorandum. Optionees are advised, therefore, to consult their own tax advisor regarding the tax consequences to the optionee of the exercise of an incentive stock option and subsequent sale of the stock.

         An optionee who elects to exercise his or her nonstatutory stock option to acquire unvested shares ("Unvested Shares") is subject to the Company's Unvested Share Repurchase Option (the "Repurchase Right") set forth in the option agreement. The Repurchase Right grants the Company the right to reacquire at the optionee's original exercise price any shares remaining unvested on the optionee's termination of employment. By filing a Section 83(b) Election with the Internal Revenue Service (the "IRS") within thirty (30) days of the acquisition of the Unvested Shares, the optionee may change the amount of ordinary income recognized and the characterization of any gain recognized on a subsequent sale of the Unvested Share.

         1. Section 83 and Treatment of Nonstatutory Stock Option. If an optionee exercises a nonstatutory stock option to purchase stock of his employer that is subject to a Repurchase Right, the excess, if any, of the fair market value of the stock on the date or dates the Repurchase

Right lapses over the amount paid for such stock is includable in the gross income of the optionee in the year such Repurchase Right lapses.

         To avoid the potential characterization of post-exercise appreciation as ordinary income and to defer the payment of tax on such appreciation until the stock is sold, the optionee may file an election (a "Section 83(b) election") with the Internal Revenue Service within 30 days of the option exercise date. The election details the terms of the transaction, and by making the election the optionee agrees to report as ordinary income in the year of purchase the excess, if any, of the fair market value per share of the stock on the option exercise date (without regard to the Repurchase Right) over the exercise price paid per share.

         If the exercise occurs when the fair market value is equal to the exercise price, there will be no difference between the fair market value of the stock on the option exercise date and the amount paid for such stock. Therefore, a Section 83(b) election will not cause any immediate recognition of gain. (However, if the fair market value of the stock increases between the option grant date and the option exercise date, a Section 83(b) election will result in such increase being taxable in the year of the purchase. Although the Section 83(b) election states what the employee believes to be the fair market value of the stock, neither the optionee's nor the Company's determination of the stock's fair market value is binding on the taxing authorities, who might assert that the stock had a higher fair market value on the option exercise date than stated on the Section 83(b) election.) By filing a Section 83(b) election, any gain recognized by the optionee on the stock attributable to post-exercise appreciation will be treated as a capital gain and will only be taxed at such time as the optionee sells the stock.

         2. Section 16(b) of the Securities Exchange Act of 1934. Employees subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, (that is, officers directors and major shareholders of most public companies), should be aware that the stock acquired on exercise of an option is deemed subject to a Repurchase Right (whether or not vested) for so long as the sale of the stock at a profit would subject the employee to suit under Section 16(b). Such employees may file a Section 83(b) election with respect to such deemed Repurchase Right. If the shares of stock are both unvested and subject to a deemed Section 16(b) Repurchase Right, a Section 83(b) election, if any is filed, will apply to both the vesting restriction and the
Section 16(b) restriction.

         3.       Making the Election.

                  (a) Federal. If you elect to file a Section 83(b) Election, you must do so within thirty (30) days of the date on which you exercised your option. If you have purchased Unvested Shares, the Company will provide you with a form of Section 83(b) Election for your convenience. If you would like to file a Section 83(b) Election, you should sign the original, fill in your social security number and address under Item 1, and mail a signed and dated original and one photocopy of the Section 83(b) Election to the IRS office where you file your federal income tax return. We recommend that the Section 83(b) Election be mailed certified mail, return receipt requested and that the letter transmitting the election request acknowledgment of receipt of the election by signing and dating or received-stamping the enclosed photocopy of the

Section 83(b) Election. A self-addressed stamped envelope must be included for purposes of returning the acknowledgment copy.

         If you file the Section 83(b) Election, you must send a photocopy of the election to the Company for its records.

         You should also retain a copy of the Section 83(b) Election in your files.

         YOU MUST FILE AN ADDITIONAL COPY OF THE SECTION 83(b) ELECTION WITH YOUR FEDERAL INCOME TAX RETURN FOR THE TAXABLE YEAR IN WHICH THE SHARES WERE PURCHASED.

                  (b) State. If a proper Section 83(b) Election is filed with the IRS, such election is deemed to be a proper election for California income tax purposes as well. A copy of the federal election should be furnished to the California Franchise Tax Board only upon request.

         Residents of states other than California should consult with their personal tax or financial advisor to determine the state and local tax consequences with respect to the purchase of the shares.

         4. Incentive Stock Options. If an optionee purchases stock upon the exercise of an option which qualifies as an incentive stock option for income tax purposes, a number of different rules apply. Additional information is available with respect to such options.

         5. Consultation with Tax Advisors. The tax consequences of nonstatutory stock options are complex and subject to change. In addition, the circumstances of a particular employee may result in some variation of the above-described rules, and the application of state, local, or foreign taxes may affect an employee's situation. Accordingly, employees are urged to consult with their own personal tax advisor prior to the exercise of any option and prior to the sale of any shares of stock acquired in connection with such exercises.

                           Section 83(b) Election Form
                        (For Nonstatutory Stock Options)



                           ___________________, 199__

Internal Revenue Service
[IRS Service Center
where Form 1040 is filed]

                  RE:      SECTION 83(b) ELECTION
                           NAME OF OPTIONEE: _________________________
                           SSN: ___________________________

Dear Sir or Madam:

         The following information is submitted pursuant to section 1.83-2 of the Treasury Regulations in connection with this election by the undersigned under section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         1. The name, address and taxpayer identification number of the taxpayer are:

                           Name:________________________________________________

                           Address: ____________________________________________

                           Soc. Sec. No.:   ____________________________________


         2. The following is a description of each item of property with respect to which the election is made:

                           ________________ shares of common stock of Telocity, Inc (the "Shares"), purchased from Telocity, Inc. (the "Company") pursuant to a nonstatutory stock option.

         3.       The property was transferred to the undersigned on:

                           ___________________, 199__.

                  The taxable year for which the election is made is:

                           Calendar, 199__.

         4. The nature of the restriction to which the property is subject:

                           The Shares are subject to repurchase by the Company or its assignee upon the occurrence of certain events. This repurchase right lapses with regard to a portion of the Shares based upon the continued performance of services by the taxpayer over time.

         5. The following is the fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of each property with respect to which the election is made:

                           $________________ (____________ Shares at $__________
                           per share).

                  The property was transferred to the taxpayer pursuant to the exercise of a nonstatutory stock option.

         6.       The following is the amount paid for the property:

                           $________________ (____________ Shares at $__________
                           per share).

         7. A copy of this election has been furnished to the Company, the corporation for which the services were performed by the undersigned.

         Please acknowledge receipt of this election by date or received-stamping the enclosed copy of this letter and returning it to the undersigned. A self-addressed stamped envelope is provided for your convenience.


                                       Very truly yours,



                                       _________________________________________


Enclosures
cc:  Telocity, Inc

                  Sample Transmittal Letter to Internal Revenue Service with 83(b) Election

                                     [Name]
                                    [Address]
                                    [Address]

                                            _____________________, 19__



CERTIFIED MAIL
RETURN RECEIPT REQUESTED

[IRS Service Center
where Form 1040 Filed]


         Re:      Section 83(b) Election
                  Name of Taxpayer:  _______________________________
                  SSN:  ____________________________

Dear Sir or Madam:

         Enclosed please find an original and one copy of an election under section 83(b) of the Internal Revenue Code of 1986, as amended.

         Please acknowledge receipt of the enclosed by date- or receive-stamping the enclosed copy of the election and returning it to the undersigned. A self-addressed stamped envelope is enclosed for your convenience.



                                       Very truly yours,



                                       _________________________________________
                                       [Signature]


Enclosures

                  Acknowledgment of Receipt of 83(b) Materials




                            ACKNOWLEDGMENT OF RECEIPT
                           OF SECTION 83(b) MATERIALS


         The undersigned optionee ("Optionee") hereby acknowledges receipt of a form for making an election pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended, and a memorandum regarding such election in connection with the Optionee's exercise of an immediately exercisable stock option under the Telocity, Inc. 1998 Stock Option Plan.




Dated: ________________________        ____________________________________
                                       Signature


                                       ____________________________________
                                       Name printed